SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8-K/A


                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



Date of Report:                      July 2, 1996
                          (Date of earliest event reported)



                                 MGI PROPERTIES
             (Exact name of Registrant as specified in its charter)



      Massachusetts                    1-6833                      04-6268740
(State or other jurisdiction        (Commission                (I.R.S. Employer
 of incorporation)                   File Number)               Identification
                                                                Number)



                  One Winthrop Square, Boston, Massachusetts  02110
              (Address of Principal executive offices) (Zip Code)



Registrant's telephone number, including area code:    (617) 422-6000




         This report consists of eight consecutively numbered pages.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits


1. Pro forma consolidated statement of earnings (unaudited) of the Registrant for the year ended November 30, 1995, pro forma consolidated balance sheet as of May 31, 1996 and the pro forma consolidated statement of earnings for the six months ended May 31, 1996.

2. Historical summaries of gross income and direct operating expenses (audited) of three properties acquired on July 2, 1996 for the year ended December 31, 1995 (Exhibit A).

                                 MGI Properties

                  Pro Forma Consolidated Statement of Earnings
                          Year Ended November 30, 1995
                                   (unaudited)




                                                               Pro Forma Adjustments
                                                             --------------------------
                                                             Audited       Unaudited
                                             As Reported     Properties    Properties        Pro Forma
- ---------------------------------------------------------------------------------------------------------
Income
Rental and other income                       $44,811,000    $5,521,000     $2,808,000 a     $53,140,000
Interest                                          514,000       (91,000)             0 b         423,000
Other                                              64,000             0              0            64,000
- ---------------------------------------------------------------------------------------------------------

Total Income                                   45,389,000     5,430,000      2,808,000        53,627,000

- ---------------------------------------------------------------------------------------------------------

Expenses
Property operating expenses                    12,348,000     1,032,000        229,000 a      13,609,000
Real estate taxes                               5,600,000       641,000        425,000 a       6,666,000
Depreciation and amortization                   7,814,000       664,000        452,000 c       8,930,000
Interest                                        5,807,000     2,071,000      2,087,000 d       9,965,000
General and administrative                      2,651,000             0              0         2,651,000

- ---------------------------------------------------------------------------------------------------------


Total expenses                                 34,220,000     4,408,000      3,193,000        41,821,000

- ---------------------------------------------------------------------------------------------------------
Income before net gains                        11,169,000     1,022,000       (385,000)       11,806,000

Net gains                                       3,150,000             0              0         3,150,000

- ---------------------------------------------------------------------------------------------------------
Net income                                    $14,319,000    $1,022,000      ($385,000)      $14,956,000

=========================================================================================================

Per Share Data

Net Income                                          $1.25                                          $1.30

=========================================================================================================

Weighted average shares outstanding            11,487,677                                     11,487,677

=========================================================================================================

See Note 1 of the accompanying notes to the proforma consolidated financial statements.

                                 MGI Properties

                  Pro Forma Consolidated Statement of Earnings
                          Six Months Ended May 31, 1996
                                   (unaudited)

                                                             Pro Forma Adjustments
                                                             ----------------------
                                                             Actual      6 Month
                                               As Reported   Results     Proforma         Pro Forma
- ------------------------------------------------------------------------------------------------------
Income
Rental and other income                         $25,815,000   ($871,000) $4,323,000 h     $29,267,000
Interest                                            185,000           0           0           185,000
Other                                                 6,000           0           0             6,000
- ------------------------------------------------------------------------------------------------------

Total Income                                     26,006,000    (871,000)  4,323,000        29,458,000

- ------------------------------------------------------------------------------------------------------

Expenses
Property operating expenses                       6,753,000    (113,000)    782,000 h       7,422,000
Real estate taxes                                 3,102,000    (111,000)    536,000 h       3,527,000
Depreciation and amortization                     4,550,000    (129,000)    558,000 i       4,979,000
Interest                                          3,966,000    (382,000)  2,114,000 g       5,698,000
General and administrative                        1,479,000           0           0         1,479,000

- ------------------------------------------------------------------------------------------------------


Total expenses                                   19,850,000    (735,000)  3,990,000        23,105,000

- ------------------------------------------------------------------------------------------------------
Income before net gains                           6,156,000    (136,000)    333,000         6,353,000

Net gains                                         9,350,000                       0         9,350,000

- ------------------------------------------------------------------------------------------------------
Net income                                      $15,506,000   ($136,000)   $333,000       $15,703,000

======================================================================================================

Per Share Data

Net Income                                           $1. 35                                     $1.36

======================================================================================================

Weighted average shares outstanding              11,526,406                                11,526,406

======================================================================================================

See Note 3 of the accompanying notes to the proforma consolidated financial statements.

                                 MGI PROPERTIES
                      PRO FORMA CONSOLIDATED BALANCE SHEETS
                                  May 31, 1996
                                   (unaudited)

- ---------------------------------------------------------------------------------------------------------------
                                                                             Proforma
                                                           As Reported       Adjustments          Pro Forma
- ---------------------------------------------------------------------------------------------------------------
ASSETS

Real estate, at cost                                       $315,353,000      $35,529,000 e        $350,882,000
Accumulated depreciation and amortization                   (40,618,000)                           (40,618,000)
- ---------------------------------------------------------------------------------------------------------------
Net investments in real estate                              274,735,000       35,529,000           310,264,000
Cash                                                          1,521,000                              1,521,000
Short-term investments, at cost                               4,202,000       (4,202,000)f                   0
Accounts receivables                                          3,608,000                              3,608,000
Other assets                                                  9,277,000                              9,277,000
===============================================================================================================
                                                           $293,343,000      $31,327,000          $324,670,000
===============================================================================================================


LIABILITIES AND SHAREHOLDERS' EQUITY

Liabilities:
Mortgage and other loans payable                            $96,110,000      $31,327,000 g        $127,437,000
Other liabilities                                             6,178,000                              6,178,000
- ---------------------------------------------------------------------------------------------------------------
Total liabilities                                           102,288,000       31,327,000           133,615,000


Shareholders' equity:
Preferred shares -- $1 par value; 6,000,000 shares authorized;
   none issued                                                       --
Common shares -- $1 par value; 17,500,000 shares authorized;
   11,538,095 issued (11,502,271 at November 30, 1995)       11,538,000                             11,538,000
Additional paid-in capital                                  166,852,000                            166,852,000
Undistributed (distributions in excess of) net income        12,665,000                             12,665,000
- ---------------------------------------------------------------------------------------------------------------
Total shareholders' equity                                  191,055,000                0           191,055,000
===============================================================================================================
                                                           $293,343,000      $31,327,000          $324,670,000
===============================================================================================================


See Note 2 of the accompanying notes to the proforma consolidated financial statements.

Notes to Pro Forma Consolidated Financial Statements:

The accompanying pro forma consolidated financial statements have been prepared by MGI Properties' management. Management is not aware of any material factors relating to the properties which would have caused the pro forma financial information not to be indicative of future operating results. The pro forma consolidated balance sheet and consolidated statements of earnings should be read in conjunction with MGI Properties audited financial statements as of November 30, 1995 and the unaudited Form 10-Q for the quarter ended May 31, 1996.

Note 1:

The pro forma consolidated statement of earnings for the year ended November 30, 1995 combines the audited consolidated statement of earning of MGI Properties with the audited historical summaries of gross income and direct operating expenses of the three properties described on the Form 8-K dated July 2, 1996 and the unaudited historical summaries of gross income and direct operating expenses of five properties acquired from December 1, 1995 through July 2, 1996. The pro forma consolidated statement of earnings assumes the acquisition of the eight properties as if they had occurred on December 1, 1994. The pro forma information is based upon the historical statements of MGI Properties after giving effect to the acquisition of these properties.

(a) Rental income represents that which would have been derived from leases in place during the period from December 1, 1994 through November 30, 1995. The operating expenses for the unaudited properties were provided by the buildings' prior owners.

(b) The reduction in interest income is due to the pro forma use of cash and short-term investments which would have been required to purchase the properties if they had been acquired on December 1, 1994.

(c) The adjustment for depreciation applies a forty-year life based upon the straight line method to the building component of acquisitions for twelve months.

(d) The increase in interest expense is due to the pro forma use of debt to acquire properties, which would have been outstanding for the period from December 1, 1994 to November 30, 1995. The acquisition of the eight properties assumes the Trust borrowed $21.8 million at a floating rate of 7.45% and also reflects the interest expense related to debt incurred with the July 2, 1996 acquisitions which totaled $21.3 million at an average rate of 8.7%.

Note 2:

The accompanying pro forma consolidated balance sheet as of May 31, 1996 assumes the acquisitions of the properties as if they occurred on May 31, 1996. The pro forma information is based upon the historical statements of the Trust after giving effect to the acquisition of these properties.

(e) Real estate, at cost, reflects the historical cost of the four acquisitions which were purchased subsequent to May 31, 1996.

(f) The reduction in short term investment represents its pro forma use in the acquisition of properties subsequent to May 31, 1996.

(g) Additions to mortgages payable represents the pro forma use of debt which would have been required to purchase those properties acquired from June 1, 1996 through July 2, 1996.

Note 3:

The accompanying pro forma consolidated statement of earnings for the six month period ended May 31, 1996 assumes the acquisitions of the properties as if they were owned as of December 1, 1994. The pro forma information is based upon the historical statements of the Trust after giving effect to the acquisition of these properties. Rental income and operating expenses for the period of trust ownership are deducted as pro forma adjustments.

(h) Rental income represents that which would have been derived from leases in place during the period from December 1, 1995 through May 31, 1996. The operating expenses for the six-month period are estimated based upon MGI's actual experience for its period of ownership.

(i) The adjustment for depreciation reflects the building component of acquisitions for six months using a forty-year life based upon the straight line method.

(j) The increase in interest expense is due to the pro forma use of debt that would have been outstanding for the period from December 1, 1995 to May 31, 1996.

                         REPORT OF INDEPENDENT AUDITORS



To the Board of Directors
MGI Properties


We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses ("Historical Summary") for One Portland Square (the "Property") for the year ended December 31, 1995. This Historical Summary is the responsibility of the Property's management. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the basis of accounting used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in Form 8-K of MGI Properties as described in Note 1 and is not intended to be a complete presentation of the Property's revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in
Note 1 of the Property for the period ended December 31, 1995, in conformity with generally accepted accounting principles.





ERNST & YOUNG LLP

Boston, Massachusetts
February 9, 1996

                       Historical Summary of Gross Income
                          And Direct Operating Expenses
                               One Portland Square
                      For the year ended December 31, 1995




Gross Income
   Rental Income                                                  $1,789,216
   Operating expense contributions                                    90,666
                                                               --------------

   Total Gross Income                                              1,879,882
                                                               --------------

Direct Operating Expenses
   Rental Property Operating Expenses                                385,289
   Real Estate Taxes                                                 196,119

                                                               --------------

   Total Direct Operating Expenses                                   581,408
                                                               --------------

Gross Income in excess of Direct Operating Expenses               $1,298,474
                                                               ==============

                 Note to Historical Summary of Gross Income and
                            Direct Operating Expenses

1.  Basis of Presentation and Summary of Significant Accounting Policies

Organization

The accompanying Historical Summary of Gross Income and Direct Operating Expenses relate to the One Portland Square office building (the Property). The Property is comprised of land and a six unit office condominium located in Portland, ME. On July 2, 1996, MGI Properties acquired the Property from the Portland Square Limited Partnership (the Partnership).

Basis of Presentation

The accompanying Historical Summary has been prepared in accordance with the applicable rules and regulations of the Securities and Exchange Commission for the acquisition of real estate operations for inclusion in Form 8-K of the acquirer, MGI Properties. Accordingly, certain historical expenses which may not be comparable to the expenses expected to be incurred in the proposed future operations of the Properties have been excluded. Excluded expenses consist of depreciation and amortization, interest expense and certain professional and administrative costs not directly related to future operations.

The Partnership's accounting records are maintained on an income-tax basis of accounting. The accompanying financial statements have been prepared in accordance with generally accepted accounting principles and thus reflect lease receivables that are not reflected in the accounting records.

Concentration of Credit Risk

In the normal course of business, the Partnership extends credit to its tenants. The Partnership does not believe that this concentration of revenues and credit risk represents a material risk of loss with respect to its financial position.

2.  Leases

The Partnership earns rental income under operating leases that expire from 1996 to 2004.

Future minimum rents to be received under noncancelable operating leases for each of the following five years are as follows:

           1996                              $  1,836,422
           1997                                 1,832,205
           1998                                 1,533,848
           1999                                 1,363,162
           2000                                 1,320,493

In 1995, revenues from one tenant of $1,038,490 represented 51% of total rent revenues while in 1994, revenues from this same tenant amounted to $1,038,490 representing 22% of total rent revenues.

                         REPORT OF INDEPENDENT AUDITORS



To the Board of Directors
MGI Properties


We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses ("Historical Summary") for the One Portland Square Parking Lot (the "Property") for the year ended December 31, 1995. This Historical Summary is the responsibility of the Property's management. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the basis of accounting used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in Form 8-K of MGI Properties as described in Note 1 and is not intended to be a complete presentation of the Property's revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in
Note 1 of the Property for the period ended December 31, 1995, in conformity with generally accepted accounting principles.





ERNST & YOUNG LLP

Boston, Massachusetts
February 9, 1996

                       Historical Summary of Gross Income
                          And Direct Operating Expenses
                         One Portland Square Parking Lot
                      For the year ended December 31, 1995




Gross Income
   Rental Income                                               $     592,280
                                                               --------------

   Total Gross Income                                                592,280
                                                               --------------

Direct Operating Expenses
   Rental Property Operating Expenses                                174,096
   Real Estate Taxes                                                 102,791
                                                               --------------

   Total Direct Operating Expenses                                   276,887
                                                               --------------

Gross Income in excess of Direct Operating Expenses            $     315,393
                                                               ==============

                 Note to Historical Summary of Gross Income and
                            Direct Operating Expenses

1.  Basis of Presentation and Summary of Significant Accounting Policies:

Organization

The accompanying Historical Summary of Gross Income and Direct Operating Expenses relate to the One Portland Square parking lot (the Property). On July 2, 1996, MGI Properties acquired the Property from the Portland Square Limited Partnership (the Partnership).

Basis of Presentation

The accompanying Historical Summary has been prepared in accordance with the applicable rules and regulations of the Securities and Exchange Commission for the acquisition of real estate operations for inclusion in Form 8-K of the acquirer, MGI Properties. Accordingly, certain historical expenses which may not be comparable to the expenses expected to be incurred in the proposed future operations of the Properties have been excluded. Excluded expenses consist of depreciation and amortization, interest expense and certain professional and administrative costs not directly related to future operations.

The Partnership's accounting records are maintained on an income-tax basis of accounting. The accompanying financial statements have been prepared in accordance with generally accepted accounting principles and thus reflect lease receivables that are not reflected in the accounting records.

Concentration of Credit Risk

In the normal course of business, the Partnership extends credit to its tenants. The Partnership does not believe that this concentration of revenues and credit risk represents a material risk of loss with respect to its financial position.

                         REPORT OF INDEPENDENT AUDITORS



To the Board of Directors
MGI Properties


We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses ("Historical Summary") for Two Portland Square (the "Property") for the year ended December 31, 1995. This Historical Summary is the responsibility of the Property's management. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the basis of accounting used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in Form 8-K of MGI Properties as described in Note 1 and is not intended to be a complete presentation of the Property's revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in
Note 1 of the Property for the period ended December 31, 1995, in conformity with generally accepted accounting principles.





ERNST & YOUNG LLP

Boston, Massachusetts
February 9, 1996

                       Historical Summary of Gross Income
                          And Direct Operating Expenses
                               Two Portland Square
                      For the year ended December 31, 1995




Gross Income
   Rental Income                                                $   2,984,026
   Operating expense contributions                                     64,523
                                                                --------------

   Total Gross Income                                               3,048,549
                                                                --------------

Direct Operating Expenses
   Rental Property Operating Expenses                                 472,190
   Real Estate Taxes                                                  342,314
                                                                --------------

   Total Direct Operating Expenses                                    814,504
                                                                --------------

Gross Income in excess of Direct Operating Expenses                $2,234,045
                                                                ==============

                 Note to Historical Summary of Gross Income and
                            Direct Operating Expenses

1.  Basis of Presentation and Summary of Significant Accounting Policies:

Organization

The accompanying Historical Summary of Gross Income and Direct Operating Expenses relate to the Two Portland Square office building (the Property). On July 2, 1996, MGI Properties acquired the Property from the Two Portland Square Limited Partnership (the Partnership)

Basis of Presentation

The accompanying Historical Summary has been prepared in accordance with the applicable rules and regulations of the Securities and Exchange Commission for the acquisition of real estate operations for inclusion in Form 8-K of the acquirer, MGI Properties. Accordingly, certain historical expenses which may not be comparable to the expenses expected to be incurred in the proposed future operations of the Properties have been excluded. Excluded expenses consist of depreciation and amortization, interest expense and certain professional and administrative costs not directly related to future operations.

The Partnership's accounting records are maintained on an income tax basis of accounting. The accompanying financial statements have been prepared in accordance with generally accepted accounting principles and thus reflect lease receivables that are not reflected in the accounting records.

Concentration of Credit Risk

In the normal course of business, the Partnership extends credit to its tenants. The Partnership does not believe that this concentration of revenues and credit risk represents a material risk of loss with respect to its financial position.

2.  Leases

The Partnership earns rental income under operating leases that expire from 1996 to 2005.

Future minimum rents to be received under noncancelable operating leases for each of the following five years are as follows:

           1996                           $   2,734,567
           1997                                2,645,879
           1998                                2,461,844
           1999                                2,212,667
           2000                                2,151,587

In 1995, revenues from two tenants represented 46% of total rent revenues.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





Date:   September 16, 1996              --------------------------------------
                                        Phillip C. Vitali
                                        Executive Vice President and Treasurer
                                        (Chief Financial Officer)




Date:   September 16, 1996              --------------------------------------
                                        David P. Morency
                                        Controller
                                        (Principal Accounting Officer)